                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            LIDAK PHARMACEUTICALS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             LIDAK PHARMACEUTICALS
                         11077 NORTH TORREY PINES ROAD
                           LA JOLLA, CALIFORNIA 92037

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 1998

                            ------------------------

     The Annual Meeting of Shareholders of LIDAK Pharmaceuticals will be held at the San Diego Hilton Beach & Tennis Resort at 1775 East Mission Bay Drive, San Diego, California 92109 on June 8, 1998, at 1:30 p.m. for the following purposes:

     1. To amend Article III of the Company's Bylaws (the "Bylaws") to expand the authorized number of directors to a minimum of five and a maximum of nine.

     2. To amend Article III of the Bylaws to create three classes of directors (Class I, Class II and Class III) serving an initial term until the 1999 Annual Meeting of Shareholders, the 2000 Annual Meeting of Shareholders and the 2001 Annual Meeting of Shareholders, respectively, with the initial terms for all classes to be followed by full three-year terms for each class thereafter.

     3. To elect directors to Classes I, II and III nominated by the Company's Board of Directors.

     4. To ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending September 30, 1998.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 28, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof. Each of these shareholders is cordially invited to be present and vote at the meeting in person.

                                          By Order of the Board of Directors,

                                          /s/ JEFFERY B. WEINRESS

                                          JEFFERY B. WEINRESS
                                          Secretary
San Diego, California
May 5, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY NOW.

                             LIDAK PHARMACEUTICALS

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 1998

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................    1
Shares Outstanding and Voting Rights........................    2
Background Information......................................    2
Notice of Shareholder Proposals.............................    4
Proposal One
  Amendment of Bylaws -- Number of Directors................    6
Proposal Two
  Amendment of Bylaws -- Classes of Directors...............    6
Proposal Three
  Election of Directors.....................................   10
Proposal Four
  Ratification of Independent Auditors......................   15
Security Ownership of Certain Beneficial Owners and
  Management................................................   16
Executive Compensation......................................   20
Other Business..............................................   27

                             LIDAK PHARMACEUTICALS
                         11077 NORTH TORREY PINES ROAD
                           LA JOLLA, CALIFORNIA 92037

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 8, 1998

                            ------------------------

                              GENERAL INFORMATION

     Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of LIDAK Pharmaceuticals, a California corporation (the "Company"), for use at the annual meeting of the Company's shareholders (the "Shareholders") to be held at the San Diego Hilton Beach & Tennis Resort at 1775 East Mission Bay Drive, San Diego, California 92109 on June 8, 1998 at 1:30 p.m. (the "Annual Meeting" or the "1998 Annual Meeting") for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Annual Meeting. The mailing of this Proxy Statement and the accompanying form of proxy to the Shareholders is expected to commence on or about May 6, 1998.

     The shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and is received by the Company prior to the close of voting at the Annual Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted FOR the adoption of an amendment to Article III of the Company's Amended and Restated Bylaws (the "Bylaws") expanding the authorized number of directors to a minimum of five and a maximum of nine; FOR the adoption of an amendment to
Article III of the Bylaws creating three classes of directors (Class I, Class II and Class III), serving until the 1999 annual meeting of Shareholders (the "1999 Annual Meeting"), the 2000 annual meeting of Shareholders (the "2000 Annual Meeting") and the 2001 annual meeting of Shareholders (the "2001 Annual Meeting"), respectively, with the initial terms for all classes to be followed by full three-year terms for each such class thereafter; FOR the election of directors to Class I, II and III nominated by management; and FOR ratification of the selection of independent auditors for the fiscal year ending September 30, 1998, and as recommended by the Board of Directors in its discretion, with regard to all other matters which may properly come before the Annual Meeting. In order for any Shareholder to nominate a candidate or to submit a proposal for other business to be acted upon at the 1998 Annual Meeting, he or she must provide the Secretary of the Company with not less than ten (10) days' advance written notice thereof in the form prescribed by the Company's Bylaws. See "Notice of Shareholder Proposals." A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting and votes in person.

     Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting or soliciting proxies from such holders. The costs of these services, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only holders of shares of Class A Common Stock ("Class A Shares") and Class B Common Stock ("Class B Shares") of record as at the close of business on April 28, 1998 are entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 39,812,017 Class A Shares and 49,000 Class B Shares (collectively, the "Shares"). Each Class A Share is entitled to one vote and each Class B Share is entitled to five votes on all matters to be voted upon at the Annual Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular purpose) will be counted in determining whether a quorum is present at the Annual Meeting. Directors are elected by a plurality of votes of the Shares present in person or represented by proxy at the Annual Meeting. Any Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes. The proposals to amend the Bylaws submitted to the Shareholders in the enclosed proxy must be approved by the vote of a majority of the outstanding Shares. Any shares not voted (whether by abstention, broker non-votes or otherwise) will have the effect of a vote against the proposal. The proposal to ratify the selection of the independent auditors must be approved by the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

     Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Annual Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Annual Meeting and voting in person.

                             BACKGROUND INFORMATION

RECENT EVENTS AFFECTING THE 1998 ANNUAL MEETING OF SHAREHOLDERS

     The 1998 Annual Meeting of Shareholders, which previously was scheduled to be held on April 18, 1998, was postponed until June 8, 1998 by the Company's Board of Directors in connection with a settlement between the Company and a group of shareholders who had commenced a proxy contest for the election of an alternate slate of directors at the Company's 1998 Annual Meeting. A summary of the events leading to the settlement, as well as the terms of the settlement agreement between the Company and those parties, are described below.

  Description of Events Leading to the Settlement

     In January 1998, the Company received a preliminary proposal from HealthMed, Inc. ("HealthMed") relating to the possibility of a substantial loan to the Company by HealthMed and other lenders affiliated with HealthMed. The Company engaged discussions with HealthMed regarding its proposal until March 2, 1998, when discussions ended. On March 16, 1998, a group consisting of HealthMed, Mitchell J. Stein, George P. Rutland, Wallace O. Raubenheimer and David H. Katz, M.D., filed with the Securities and Exchange Commission (the "Commission") an Amendment No. 1 to the Schedule 13D of HealthMed, which stated that they had formed a group which might seek to obtain voting control over a majority of the Company's outstanding securities through open market purchases, privately negotiated transactions, placement of shares into voting trusts over which HealthMed would have voting control, the solicitation of proxies or otherwise.

     On March 17, 1998, a group known as the LIDAK Pharmaceuticals Shareholders Committee (the "Shareholders Committee"), consisting of HealthMed and Wallace O. Raubenheimer, filed a preliminary proxy statement with the Commission. In its preliminary proxy statement, the Shareholders Committee indicated that it intended to solicit proxies from the Company's shareholders to be voted in favor of an alternate slate of nominees at the 1998 Annual Meeting, consisting of Edward L. Hennessy, Jr., George P. Rutland and Wallace O. Raubenheimer, for election as directors to hold office until the Company's 2000 Annual Meeting. If elected, the three nominees of the Shareholders Committee, together with Dr. Katz, the former CEO and a Director of the Company until the 1999 Annual Meeting, would have constituted a majority of the Company's seven-member Board of Directors.

     Between March 18, 1998 and March 24, 1998, the Company engaged in settlement discussions with representatives of the Shareholders Committee and its nominees. On March 24, 1998, in order to avoid the probable disruption to the Company's business and the substantial expenses associated with a proxy contest, the Company's Board of Directors approved the terms of a proposed settlement with the Shareholders Committee and its nominees. On March 25, 1998, the Company and the Shareholders Committee jointly announced that they had entered into an Agreement of Settlement and Compromise dated as of March 24, 1998 (the "Settlement Agreement"), pursuant to which the Shareholders Committee and its nominees agreed to withdraw the preliminary proxy statement and also agreed to certain other covenants and limitations.

     Dr. Katz did not vote in favor of the proposed settlement and was not a party to the Settlement Agreement. On March 30, 1998, Dr. Katz filed with the Commission Amendment No. 1 to his Schedule 13D, in which he objected to the Settlement Agreement and disclaimed any further membership in the HealthMed group of shareholders. On April 11, 1998, Dr. Katz filed suit against Mitchell
J. Stein, HealthMed and others, seeking rescission of his transfer of shares to HealthMed (including his transfer into the voting trust he entered into with HealthMed (the "Katz Voting Trust")), monetary damages and other relief. (See Footnote 4 to "Security Ownership of Certain Beneficial Owners and Management," below, for more information regarding the Katz Voting Trust.)

  Summary of Principal Terms of the Settlement Agreement

     The Settlement Agreement provides for an expanded LIDAK Board of Directors to be comprised of nine members, including four existing LIDAK directors, three additional independent nominees (at least one of whom would have significant pharmaceutical industry experience) (the "Independent Nominees") to be mutually agreed upon by a joint search committee of the parties, and two nominees of the Shareholders Committee, Messrs. Rutland and Hennessy. In connection with the increase in the size of the Board of Directors, the Board adopted, subject to shareholder approval, a Bylaw amendment expanding the number of authorized directors to a range with a minimum of five and a maximum of nine directors (with the exact number of directors to be fixed from time to time within these limits by the Board of Directors). The Board also adopted, subject to shareholder approval, an additional Bylaw amendment increasing the number of classes of directors from two classes to three classes, with Class I serving an initial term until the 1999 Annual Meeting, Class II serving an initial term until the 2000 Annual Meeting, and a new Class III serving an initial term until the 2001 Annual Meeting. The initial terms for all Classes would be followed by full three-year staggered terms for each such Class. Under the Settlement Agreement, the Company agreed that the three Classes of the reconstituted Board of Directors would include the following persons: Class I -- Dr. Katz, one Independent Nominee and one incumbent director; Class II -- Mr. Hennessy, one Independent Nominee and one incumbent director; and Class III -- Mr. Rutland, one Independent Nominee and one incumbent director. The directors in Class I are not up for election at the 1998 Annual Meeting, except for the vacant director's seat which is to be filled by one of the Independent Nominees. The proposals to approve the Bylaw amendments and to elect the nominees to fill the one vacant director's seat in Class I, the three directors' seats up for election in Class II and the three directors' seats up for election in the newly created Class III, are presented for shareholder approval in this Proxy Statement. The Company and the Shareholders Committee and its nominees have agreed to vote all shares owned by them or as to which they have the right to direct the vote in favor of these proposals and nominees at the 1998 Annual Meeting.

     The Settlement Agreement further provides that until the completion of the 1998 Annual Meeting, the Company will not, subject to the Board's fiduciary duties, engage in any extraordinary business combinations, nor enter into any employee retention agreements except in the ordinary course of business or with certain specified senior managers of the Company. The Company has agreed to permit Mr. Rutland to attend meetings of the Company's Board of Directors as an observer until the completion of the 1998 Annual Meeting, subject to his executing a customary confidentiality agreement.

     Under the Settlement Agreement, the parties have agreed to certain other covenants and limitations. Until the Company's 2001 Annual Meeting, HealthMed and Mr. Stein will not acquire, or offer or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any LIDAK securities (or rights, options or warrants to acquire LIDAK securities), other than those LIDAK securities beneficially owned by them as of the date of the Settlement Agreement, or encourage any person to acquire, or advise any person with respect to the acquisition, or proposed acquisition of LIDAK securities other than attempts to dispose of their LIDAK securities, subject to certain exceptions, including HealthMed's permitted acquisition of LIDAK securities in amounts necessary to maintain its existing percentage ownership in LIDAK Class A Common Stock and its permitted acquisition of certain LIDAK securities upon the exercise of stock options by Dr. Katz, pursuant to a Purchase Rights Agreement dated January 12, 1998 between HealthMed and Dr. Katz. In addition, until the Company's 2001 Annual Meeting, the members of the Shareholders Committee and their nominees will not: (i) solicit, or encourage or assist any other person to solicit, or become a participant or otherwise engage in any solicitation of, any proxy, consent or other shareholder solicitations with respect to LIDAK securities, advise or seek to advise any person with respect to voting LIDAK securities, submit or encourage or advise or assist any other person with respect to the submission of any nominations or proposals for consideration by the Company's shareholders, or take any action to request a special meeting of any holders of LIDAK securities; (ii) sell or otherwise convey (singly or collectively) more than five percent of LIDAK's then-current outstanding securities to any person or group, unless such person or group, and every member thereof, agrees in writing to be bound by the terms of the Settlement Agreement;
(iii) deposit any LIDAK securities into a voting trust or subject such securities to a voting agreement or similar arrangement, or otherwise form or join a partnership, limited partnership, syndicate or group for the purpose of acquiring, holding, voting or disposing of any LIDAK securities, except for the LIDAK securities held in voting trust by the parties as of the date of the Settlement Agreement; (iv) engage in or offer, agree or propose to engage in any business combination involving the Company (other than to participate as a shareholder on terms generally available to all shareholders), or arrange or in any way participate in the financing of any business combination or purchase by any person of LIDAK securities or assets, except for a financing or investment proposal presented privately to the Company's Board of Directors or a tender of shares in response to a third party tender offer for all outstanding shares of a class of LIDAK securities; (v) otherwise act alone or in concert with others to seek representation on the Company's Board of Directors or to acquire control of the Company or any of its securities or assets; (vi) publicly request any amendment of the "standstill" provisions of the Settlement Agreement; or (vii) assist or advise, or enter into any agreement or arrangement to assist or advise, any person in taking any of the foregoing actions. If the Company's Board of Directors invites offers from third parties for a business combination that would result in a change of control of the Company, the Settlement Agreement would not prohibit the members of the Shareholders Committee and their nominees from competing on equal terms with any such third party.

     The Settlement Agreement does not contemplate any changes to the Company's current executive management. Under the Settlement Agreement, the members of the Shareholders Committee and their nominees have agreed, subject to the fiduciary duties of any such party who may be a member of the Company's Board of Directors, (i) not to propose, encourage others to propose, or assist or support in any way, directly or indirectly, the employment or appointment of Dr. Katz in any capacity as an officer, employee or consultant of the Company, and (ii) except for the completion of his current term as a director, not to nominate, encourage others to nominate, vote for the nomination of or assist or support in any way the nomination or election of, directly or indirectly, Dr. Katz as a director of the Company, through the completion of the Company's 2001 Annual Meeting or election.

     The Settlement Agreement provides that the Company will reimburse HealthMed for 75% of the third party expenses related to its proxy contest, with such payment not to exceed $150,000. These moneys have been placed in escrow pending the completion of the 1998 Annual Meeting, and will be disbursed to HealthMed if the proposals to amend the Bylaws and elect the specified nominees are approved by the Company's Shareholders at the 1998 Annual Meeting. In the event the proposals are not approved, the moneys will be returned to the Company, and the parties will be relieved of all of their obligations under the Settlement Agreement, except for the mutual releases by the parties contained therein. The Settlement Agreement does not restrict HealthMed from making financing or investment proposals presented privately to the Board of Directors of the Company.

     The Settlement Agreement also provides that none of the parties will make publicly any negative statements regarding the other parties, the Company's Board of Directors, the process by which the Company's Board may seek to enhance shareholder value, or any proposed, pending or consummated business combination involving the Company. Each of the parties also has agreed that, subject to his or its right to pursue legitimate business objectives independently and in good faith, he or it will not, directly or indirectly, take any action or encourage any person to take any action, the intent or direct foreseeable result of which is to interfere with or adversely affect the business activities, contractual relationships or business opportunities of the other parties to the Settlement Agreement or their affiliates and associates.

                        NOTICE OF SHAREHOLDER PROPOSALS

     On March 14, 1998, the Board unanimously approved the Fourth Amendment (the "Amendment") to the Bylaws. The Amendment provides that any shareholder seeking to nominate a candidate for election as a director at an annual meeting of the Company or to submit other proper business to be conducted at any such meeting must deliver written notice of the nomination or other proper submission of business to the Secretary of the Company not less than 10 days in advance of the annual meeting, as described below. The Company believes this Bylaw provision applies to any and all Shareholders seeking to nominate a candidate or submit other proper business before an annual meeting. To be timely for the Annual Meeting, any such notice must be received by the Secretary of the Company by May 29, 1998. If a nomination or submission is not delivered in accordance with the proper procedures, the defective submission will be disregarded by the officer of the Company presiding at the Annual Meeting. Under the terms of the Bylaw provision, the Company is under no obligation to notify a Shareholder prior to the annual meeting of any defects in a notice submitted to the Company.

     The Amendment was adopted by the Board to allow Shareholders enough time to nominate candidates or to submit proper business to be conducted at an annual meeting, while at the same time providing the Board sufficient opportunity to evaluate the merits of any proposal and assure an orderly and productive annual meeting of Shareholders. Given the possibility that one or more Shareholders could make additional business proposals or nominations of director candidates from the floor at the Annual Meeting, the Board adopted the Amendment to facilitate the advance preparation of an agenda for business at the Annual Meeting and the efficient presentation of proper business for action by the Shareholders.

     The text of the Amendment is as follows:

          "(a) The annual meeting of shareholders shall be held each year on a date and at a time fixed by the Board of Directors. At each annual meeting,
     (i) directors shall be elected from the persons who are nominated in accordance with the procedures set forth in paragraph (b) below and (ii) any proper business shall be conducted which has been submitted in accordance with the procedures set forth in paragraph (b) below.

          (b) Only proper business which has been submitted in accordance with the following procedures shall be conducted at the annual meeting. Submissions of nominations of persons for election as directors or other proper business to be conducted at the annual meeting may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any shareholder of the corporation who complies with the notice procedures set forth in this paragraph. Such submissions of proper business by any shareholder shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 10 days prior to the annual meeting. Such shareholder's notice to the Secretary shall set forth (i) a description of the proper business submitted for consideration at the annual meeting, (ii) the name and record address of the stockholder giving the notice, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder, and (iv) if such business involves the nomination of a person for election as a director, the name, age, business and residence addresses and principal occupation of such person. No proper business shall be conducted at the annual meeting unless submitted in accordance with the procedures set forth herein. The officer of the corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a submission of a proper nomination or proper business was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective submission shall be disregarded."

                                  PROPOSAL ONE

     Approval of Proposal One is being solicited conditioned on the approval of Proposal Two. In the event that Proposal Two is not approved by the Shareholders, the amendment that is the subject of Proposal One will not be adopted by the Company, notwithstanding the outcome of the Shareholders' vote on Proposal One.

                 AMENDMENT OF THE COMPANY'S BYLAWS TO INCREASE
                         AUTHORIZED NUMBER OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

     Article III, Section 3.2 of the Bylaws currently provides that the Board shall consist of a minimum of four and a maximum of seven directors. Pursuant to the Settlement Agreement, the Board has adopted, subject to Shareholder approval and conditioned upon Shareholder approval of Proposal Two, below, an amendment to the Bylaws fixing the size of the Board at a minimum of five directors and a maximum of nine directors. The purpose of this increase is to enable expansion of the Company's classified Board to three classes of three directors each to facilitate election of directors pursuant to the Settlement Agreement. The amendment to the Bylaws to increase the maximum authorized number of directors will be in substantially the form of proposed Article III, Section 3.2 of the Bylaws set forth in Exhibit A to this Proxy Statement. See "Background Information," above, for details regarding the Settlement Agreement. See also "Proposal Two," below, for information regarding expansion of the classified Board and "Proposal Three" for information regarding the election of directors. Since Proposal One is conditioned on Shareholder approval of Proposal Two, Proposal One will not be effective, even if approved by the Shareholders, unless Proposal Two is also approved by the Shareholders. Similarly, approval of Proposal One is a condition of approval of Proposal Two, since Proposal Two requires nine directors.

     The affirmative vote of a majority of the Shares is required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                  PROPOSAL TWO

     Approval of Proposal Two is being solicited conditioned on the approval of Proposal One. In the event that Proposal One is not approved by the Shareholders, the amendment that is the subject of Proposal Two will not be adopted by the Company, notwithstanding the outcome of the Shareholders' vote on Proposal Two.

               AMENDMENT OF BYLAWS TO EXPAND CLASSES OF DIRECTORS
                           (ITEM 2 ON THE PROXY CARD)

     Pursuant to the Settlement Agreement and subject to Shareholder approval of Proposal One, the Board has approved an amendment to the Bylaws changing the nature of the Company's current "classified Board" with staggered terms, and is submitting this amendment for Shareholder approval at the Annual Meeting. Under the current classified Board, the directors of the Company are divided into two classes, designated Class I and Class II. Class I currently consists of three directors (Messrs. Agersborg, Jenkins and Samuels). Class II currently consists of four directors (Messrs. Katz, Olson, Yakatan and Towle). If the number of directors on the Board is increased (or decreased), the number of directors in each current class would be modified to remain as nearly equal as reasonably possible, with any overage allocated in the discretion of the Board. The term of the Class I directors currently expires at the 1998 Annual Meeting; the term of the Class II directors currently expires at the 1999 Annual Meeting. Vacancies which occur during the term may be filled by the Board. If the Proposal Two is adopted, the directors of the Company will be divided into three classes, each of which will consist of three directors. The Class I directors will serve an initial term until the 1999 Annual Meeting, the Class II directors will serve an initial term until the 2000 Annual Meeting, and the Class III directors will serve an initial term until the 2001 Annual Meeting. The initial terms for all Classes would be followed by full three-year staggered terms for each such Class. As indicated in Proposal Three and subject to the approval of Shareholders, Class I will initially consist of Dr. Yakatan, Dr. Katz and Mr. George; Class II will initially consist of Messrs. Hennessy and Samuels and Dr. Carlo; and Class III will initially consist of Messrs. Rutland, Olson and Smith. As with the current classified Board, if the number of directors on the Board is increased (or decreased) in the future, the number of directors in each current class would be modified to remain as nearly equal as reasonably possible, with any overage allocated in the discretion of the Board. As with the current classified Board, vacancies which occur during the term may be filled by the Board. (See information regarding nominees under "Proposal Three," below.)

     The amendment to the Bylaws to establish a classified Board will be in substantially the form of proposed Article III, Section 3.3 of the Bylaws set forth in Exhibit B to this Proxy Statement.

GENERAL EFFECT OF AMENDMENT

     The creation of three as opposed to two classes of directors may significantly extend the time required to elect a majority of the Board. At present, a change of control of the Board can be made by Shareholders holding a majority of the Shares at a single annual or special meeting of Shareholders every other year (currently in the year that four Class II directors are to be elected). If the proposed amendment is adopted, Shareholders acquiring a majority of the Shares will not be able to elect a majority of the Board during any one year. As is currently the case under the Bylaws, directors appointed by the Board to fill any vacancy on the Board may be appointed to serve a full term in office. If the proposed amendment to the Bylaws is adopted a full term in office may be as long as three years.

     Under California law, no director on a classified board of directors can be removed from office without cause if the votes cast against removal would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected. Because a minority of the shareholders can prevent the majority from removing the entire board of directors without cause, expanding the classification of the board of directors will generally make it more difficult for a shareholder or group of shareholders to abruptly take control of the board of directors.

PURPOSE

     The expansion into three classes of directors is being proposed pursuant to the Settlement Agreement. In addition, the Board believes that the expansion into three classes of directors would be advantageous to the Company and the Shareholders because it enhances the ability of the Board to negotiate with potential acquirors of the Company. Faced with an expanded classified Board, such a person or group would have to assess carefully its ability to control or influence the Company without approval from the Board. The ability of the incumbent Board to respond effectively to a proposed hostile acquisition will be strengthened by the presence of a classified Board. Without an imminent threat of ouster, the Board will be acting in a less pressured environment with more time to make and implement appropriate business judgments in response to the acquisition proposal.

     A classified Board may also give the Board a greater likelihood of continuity and experience, since at any one time at least six directors would have at least one year remaining in their respective terms. The Board is not aware of any Company problems due to lack of continuity and stability of leadership and policy, but believes a classified Board is in the best interests of the Shareholders because it will create an environment that promotes continuity and decreases the likelihood of such problems arising in the future.

     It should be noted however that an expanded classified Board, in combination with the limitation on the Shareholders' ability to remove directors as described above, will tend to make it more difficult for the Shareholders to change the composition of the Board, through a proxy contest or otherwise, whether or not for takeover purposes, thereby tending to assist the directors then in office in maintaining their incumbency. The expansion of the classified Board may also under certain circumstances discourage or render more difficult a merger, tender offer or proxy contest, discourage the acquisition of large blocks of the Shares by persons who would not make such an acquisition without assurance that they could quickly gain control of the Board and deter or delay the assumption of such control by a holder of a large block of the Shares.

     For a description of existing anti-takeover measures that the Company has in place or is investigating, and a discussion of the advantages and disadvantages of takeover defenses, see "General Discussion of Takeover Defenses and Summary of Existing Measures", below.

VOTE REQUIRED

     The affirmative vote of a majority of the Shares is required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                  GENERAL DISCUSSION OF TAKEOVER DEFENSES AND
                          SUMMARY OF EXISTING MEASURES

     One effect of Proposal Two may be to deter non-negotiated takeover attempts. (See "Proposal Two -- General Effect of Amendment -- Purpose.")

     The Company's Articles of Incorporation currently authorize 9,700,000 shares of Preferred Stock all of which are available for issuance as new series. These shares could be used as a device to deter persons considering tender offers, proxy contests or other takeover attempts from pursuing such actions without the cooperation of the Board. In addition, the Bylaws eliminate cumulative voting which may also have a similar effect.

     Each of these is described in greater detail below.

  Reasons for Adopting Takeover Defenses

     Takeover attempts have become common in recent years. Takeover attempts which have not been negotiated with and approved by a company's board of directors (so-called "hostile takeovers") can seriously disrupt business, distract management and cause great expense. Such attempts present to shareholders the risk of a takeover on terms which may be less favorable than would be available in a transaction negotiated and approved by the board of directors. Such attempts may be timed to take advantage of temporarily depressed stock prices, may be designed to foreclose or minimize the possibility of competing bids, and may be made at prices which fail to reflect the long-term value of the company. Moreover, hostile takeover attempts are often structured in ways which may not be in the best interests of all shareholders. A takeover attempt may involve an offer to acquire less than all shares in exchange for securities of lesser value. The Board believes that these

"two-tiered" or "front-end loaded" offers tend to pressure shareholders into making ill-considered decisions and can be unfair to those shareholders whose shares are not purchased in the first stage of the acquisition.

     On the other hand, board-approved transactions can be carefully planned and undertaken at a favorable time to obtain maximum value, with due consideration given to such essential matters as the underlying and long-term value of the company's assets, possible alternative transactions on better terms, anticipated developments in the company's business not yet reflected in stock prices, and equal treatment for all shareholders.

     The Board recognizes that takeover attempts which have not been negotiated with and approved by the Board do not always have the unfavorable consequences or effects described above. Hostile tender offers and other takeover attempts may be made at times and under circumstances which are beneficial to and in the interests of the shareholders. Tender offers or other takeover attempts are not all structured as two-tiered offers and do not all have features of the type described above which may be to the disadvantage of shareholders. Further, it is not necessarily the case that a hostile offer will be less advantageous than a Board-approved transaction. However, taking all factors into consideration, the Board believes that the potential disadvantages of hostile takeover attempts are sufficiently great that the prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and all of its Shareholders. The Board also believes that generally the Board is in the best position to act effectively as a representative of the Shareholders. Accordingly, the Board believes that it is in the best interests of the Company and the Shareholders to encourage potential acquirors to negotiate directly with the Board. The Board also believes that the measures which the Company currently has in place, and those for which Shareholder approval is now sought, will encourage such negotiations and discourage hostile takeover attempts. It is also the view of the Board that the existence of these provisions should not preclude anyone from proposing a merger, tender offer or other transaction at a price reflective of the value of the Company and which is in the best interests of the Shareholders.

     The Company is not aware of any proposed takeover or other attempt to acquire control of the Company. No tender offer, leveraged buyout or similar transaction involving a change of control of the Company is now pending. The Board has no current intention to propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, although additional measures may be proposed or adopted if warranted from time to time in the judgment of the Board.

  Possible Disadvantages of Takeover Defenses

     By increasing the probability that any person or group seeking control of the Company would be forced to negotiate directly with the Board, anti-takeover measures may have the effect of discouraging future takeover bids by means of a hostile tender offer, proxy contest or otherwise. The principal disadvantages to the Shareholders that could result from discouraging such hostile takeover bids would be to (a) reduce the likelihood that a potential acquiror would make a hostile tender offer for the Company's Common Stock at a premium over the market price where such premium could be attractive to the Shareholders, and (b) make the accomplishment of a given transaction more difficult or expensive, even when the transaction may be favorable to the interests of the Shareholders.

     In addition, the existence of such measures may have the overall effect of making it more difficult for holders of a majority of the Company's outstanding Common Stock to change the composition of the Board and remove management in circumstances where a majority of the Shareholders may be dissatisfied with the performances of the Board or management or otherwise desire to make a change.

  Summary of Existing Measures

     The following measures having the purpose or the effect of deterring non-negotiated takeover attempts have been implemented by the Company.

     1. Authorization of Preferred Stock. At the 1994 annual meeting of the Shareholders (the "1994 Annual Meeting"), the Shareholders approved amendments to the Company's Articles of Incorporation which (i) increased the number of authorized shares of the Company's Common Stock to 100,000,000 shares consisting of 99,490,000 shares of Class A Common Stock and 510,000 shares of Class B Common Stock and

(ii) increased the number of shares available for issuance as new series of Preferred Stock to 9,700,000. As of the date of this Proxy Statement, 9,700,000 shares of Preferred Stock are authorized but unissued.

     Under certain circumstances, the shares of Preferred Stock which are authorized but unissued could be used to create voting impediments or to frustrate persons seeking to effect a takeover, engage in proxy contests, or otherwise gain control of the Company. The Board could authorize holders of the Preferred Stock to vote as a class, either separately or with the holders of the Company's Common Stock, and with voting rights per share that are the same or different than the voting rights of a share of Common Stock, on the election of directors, a merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. In addition, the shares of the additional Preferred Stock could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid. Such uses could enhance the Board's ability to deal with attempts to gain control of, or impose transactions upon, the Company which the Board believes are coercive, unfair or otherwise not in the best interests of the Company and all of the Shareholders.

     This might have the possible effect of discouraging an attempt by another person to acquire control of the Company, since the issuance of shares of the Preferred Stock could be used to dilute the stock ownership of a person seeking to obtain control. In addition, the additional Preferred Stock could be used by the Board in connection with a shareholders rights plan to provide special conversion, voting or other rights or features designed to deter a hostile takeover.

     2. Absence of Cumulative Voting. At the 1994 Annual Meeting, the Shareholders approved an amendment to the Bylaws to eliminate the right to invoke cumulative voting in future elections of directors. Cumulative voting entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a shareholder or group of shareholders must hold a majority of the shares present and voting at a duly convened meeting of shareholders to cause the election of any or all nominees. Cumulative voting enables a minority shareholder or group of shareholders holding a relatively small number of shares to elect at least one representative to the board of directors. For example, in the election of six directors, under cumulative voting rules, a shareholder or group holding greater than one-seventh (approximately 14%) of the voting shares is guaranteed the ability to elect one director. The elimination of cumulative voting thus makes it more difficult for a minority shareholder or group of shareholders to elect a representative to the Board. In addition, the elimination of cumulative voting may under certain circumstances discourage or render more difficult a merger, tender offer or proxy contest; discourage the acquisition of large blocks of the Company's Common Stock by persons who would not make such an acquisition without assurances of the ability to place a representative on the Board; deter or delay the assumption of control by a holder of a large block of the Company's Common Stock; or render more difficult the removal or replacement of incumbent directors and management.

                                 PROPOSAL THREE

                             ELECTION OF DIRECTORS
                           (ITEM 3 ON THE PROXY CARD)

     As indicated above under "Proposal One," the By-laws of the Company currently provide that the Board shall be divided into two classes as nearly equal in number as reasonably possible with any overage allocated in the discretion of the Board. The current number of directors (which may vary between four and seven) has been fixed at seven by action of the Board in accordance with the Bylaws. Each class of directors has a two-year term. Currently, the three Class I Directors of the Company are Messrs. Agersborg, Jenkins and Samuels (whose terms expire at the 1998 Annual Meeting) and the four Class II Directors are Dr. Katz, Mr. Olson, Mr. Towle and Dr. Yakatan (whose terms expire at the 1999 Annual Meeting). Dr. Agersborg, Mr. Jenkins and Mr. Towle have resigned as directors, conditioned upon the Shareholders approving Proposal One and Proposal Two and upon their successors being duly elected at the 1998 Annual Meeting.

     In the event that the shareholders approve Proposals One and Two, seven of the nine directors of the Company are to be elected at the meeting for the classes indicated below. Dr. Yakatan and Dr. Katz, whose terms currently terminate at the 1999 Annual Meeting, are not proposed for election at the 1998 Annual Meeting. Rather, each of Dr. Yakatan and Dr. Katz will continue to serve as a director until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. In the event that the Shareholders do not approve Proposal One and Proposal Two, the elections of directors described below and voting on Proposal Four will not proceed. Instead, the 1998 Annual Meeting will be adjourned and the Company will prepare and circulate a proxy for election of Class I directors to the currently existing two class board structure.

     The one Class I Director nominee to be elected at the 1998 Annual Meeting will hold office until the 1999 Annual Meeting, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Each Class II Director nominee elected at the Annual Meeting will hold office until the 2000 Annual Meeting, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Each Class III Director nominee elected at the Annual Meeting will hold office until the 2001 Annual Meeting, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the By-Laws of the Company. The initial term for all of the classes of directors set forth above are to be followed by full three year terms after the initial period indicated. Management knows of no reason why any of the nominees listed below would be unable or unwilling to serve; but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee. THE BOARD RECOMMENDS VOTING "FOR" THE SEVEN NOMINEES LISTED BELOW.

INFORMATION REGARDING CURRENT DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

     The following table includes information regarding Dr. Katz and Dr. Yakatan. Both Dr. Katz and Dr. Yakatan are currently Class II directors whose terms expire at the 1999 Annual Meeting and are not nominated for election at the 1998 Annual Meeting. However, in the event that the Shareholders approve Proposals One and Two, Dr. Katz and Dr. Yakatan will be deemed to be a Class I directors for purposes of this Proxy Statement.

                                       PRINCIPAL OCCUPATION FOR THE                    CURRENT
                                         PAST FIVE YEARS AND OTHER         DIRECTOR     TERM
           NAME              AGE               DIRECTORSHIPS                SINCE       ENDS
           ----              ---    -----------------------------------    --------    -------
David H. Katz, M.D.........  54     Former Chief Executive Officer of      August       1999
                                    the Company from August 1988           1988
                                    through October 1989 and from March
                                    1992 to March 1998. Founder of
                                    Medical Biology Institute ("MBI"),
                                    serving as its President and Chief
                                    Executive Officer since its
                                    inception in 1981 and as a director
                                    since August, 1990. Founder of
                                    Quidel Corporation, a San
                                    Diego-based biotechnology company
                                    ("Quidel"), serving as its Chairman
                                    of the Board and Chief Executive
                                    Officer from inception in 1981
                                    through March 1985, and as its
                                    Chairman of the Board and Chief
                                    Scientific Officer through March
                                    1988. Chairman of the Department of
                                    Cellular and Developmental
                                    Immunology at Scripps Clinic and
                                    Research Foundation from 1976 until
                                    1981.

                                       PRINCIPAL OCCUPATION FOR THE                    CURRENT
                                         PAST FIVE YEARS AND OTHER         DIRECTOR     TERM
           NAME              AGE               DIRECTORSHIPS                SINCE       ENDS
           ----              ---    -----------------------------------    --------    -------
Gerald J. Yakatan, Ph.D....  55     President and CEO since March 1998.    February     1999
                                    Vice President of Drug Development     1998
                                    of the Company on a half-time basis
                                    from July 1995 to March 1998.
                                    Independent consultant to other
                                    biotechnology companies and
                                    President and CEO of IriSys
                                    Research & Development, LLC, a com-
                                    pany specializing in contract drug
                                    formulation services, founded by
                                    Dr. Yakatan in 1996. President and
                                    CEO of Tanabe Research
                                    Laboratories, USA, Inc., an
                                    inflammation drug discovery
                                    research and development company,
                                    from 1990 to 1995. Executive Vice
                                    President for Research and
                                    Development and Vice President of
                                    Pharmaceutical Development at
                                    Immunetech Pharmaceuticals (prede-
                                    cessor to Tanabe Research) from
                                    1987 to 1990.

INFORMATION REGARDING CLASS I DIRECTOR NOMINEE FOR ONE-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING

     The following table sets forth the name, age, principal occupations for the periods indicated and other directorships of the current Class I director nominee at the Annual Meeting.

                                       PRINCIPAL OCCUPATION FOR THE                    CURRENT
                                         PAST FIVE YEARS AND OTHER         DIRECTOR     TERM
           NAME              AGE               DIRECTORSHIPS                SINCE       ENDS
           ----              ---    -----------------------------------    --------    -------
Michael W. George..........  49     Executive Vice President,              N/A           N/A
                                    Administration and Senior Vice
                                    President, Cardiovasculars, at The
                                    Dupont Merck Pharmaceutical Company
                                    since June 1997. From August 1989
                                    to June 1997, served in positions
                                    at Dupont Merk as President,
                                    International & Europe (January
                                    1994 to December 1996); President,
                                    North America (January 1992 to De-
                                    cember 1993); Vice President, Sales
                                    & Marketing (January 1991 to
                                    December 1991) and Director,
                                    Worldwide Marketing (August 1989 to
                                    December 1990). Prior to August
                                    1989, held positions as a Product
                                    Manager at Bristol-Myers Squibb and
                                    Sandoz Pharmaceuticals.

INFORMATION REGARDING CLASS II DIRECTOR NOMINEES FOR A TWO-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

     The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the Class II director nominees at the Annual Meeting. Mr. Samuels is currently a director of the Company.

                                       PRINCIPAL OCCUPATION FOR THE                    CURRENT
                                         PAST FIVE YEARS AND OTHER         DIRECTOR     TERM
           NAME              AGE               DIRECTORSHIPS                SINCE       ENDS
           ----              ---    -----------------------------------    --------    -------
Dennis J. Carlo, Ph.D......  54     Co-founder and a Director of Immune    N/A           N/A
                                    Response Corporation since 1987 and
                                    its President and Chief Executive
                                    Officer since 1994. From 1987 to
                                    1994, served as its Chief
                                    Scientific Officer, Chief Operating
                                    Officer and Executive Vice
                                    President. From 1982 to 1987,
                                    served as Vice President of
                                    Research and Development and
                                    Therapeutic Manufacturing at
                                    Hybritech, Inc., a biotechnology
                                    company acquired in 1986 by Eli
                                    Lilly & Co. From 1971 to 1981, held
                                    various positions at Merck & Co.,
                                    Inc. Serves as a Director of Vyrex
                                    Corporation.
Edward L. Hennessy, Jr.....  70     Retired. Formerly Chairman and         N/A           N/A
                                    Chief Executive Officer of
                                    Allied-Signal, Inc. from 1979 to
                                    1991. Serves as a Director of The
                                    Wackenhat Corporation and NAI
                                    Technologies.
Stuart A. Samuels..........  56     Pharmaceutical industry consultant     April        1998
                                    since 1990. Affiliated with the        1992
                                    Rorer Group from 1986 to 1990 where
                                    he held positions of Senior Vice
                                    President, Rorer Pharmaceuticals
                                    Corporation, and General Manager of
                                    Rorer Pharmaceuticals and President
                                    of Dermik Laboratories, both
                                    divisions of Rorer Pharmaceuticals
                                    Corporation.

INFORMATION REGARDING CLASS III DIRECTOR NOMINEES FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

     The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the Class III director nominees at the Annual Meeting. Mr. Olson is currently a director of the Company.

                                       PRINCIPAL OCCUPATION FOR THE                    CURRENT
                                         PAST FIVE YEARS AND OTHER         DIRECTOR     TERM
           NAME              AGE               DIRECTORSHIPS                SINCE       ENDS
           ----              ---    -----------------------------------    --------    -------
Kenneth E. Olson...........  61     Chairman of the Board (July 1984--     August       1999
                                    present) and Chief Executive           1988
                                    Officer (December 1990--February
                                    1996 and March 1997--present) of
                                    Proxima Corporation, a supplier of
                                    display projection systems for
                                    professional desktop computers.
                                    Also serves as a Director of Laser
                                    Power Corp. and Applied Digital
                                    Access Corp.
George P. Rutland..........  65     Chairman, Chief Executive Officer      N/A           N/A
                                    and a Director of Taipan
                                    Corporation since 1995, a
                                    management consulting and investing
                                    company. Director of Hemet Federal
                                    Bank. Retired Chairman, President
                                    and Chief Executive Officer of
                                    Northeast Federal Corp. and
                                    Northeast Savings Bank in Hartford,
                                    Connecticut from 1988 until 1994.
                                    Chairman and Chief Executive
                                    Officer and a Director of American
                                    Custody Corp. from 1993 to 1994.
                                    Also served as President and Chief
                                    Executive Officer and a Director of
                                    CalFed, Inc. (from 1982 to 1988)
                                    and Vice Chairman and a Director of
                                    California Federal Bank (from 1982
                                    to 1988); as Senior Executive Vice
                                    President of Crocker National Bank
                                    (from 1975 to 1982); and as Senior
                                    Vice President of Citibank (from
                                    1954 to 1975).
Joseph E. Smith............  59     Retired. From March 1989 to            N/A           N/A
                                    September 1997, Mr. Smith served in
                                    various capacities at
                                    Warner-Lambert (including President
                                    of Pharmaceuticals (Parke-Davis)
                                    and President of Shaving Products
                                    (Schick and Wilkinson Sword),
                                    retiring in September 1997 as
                                    Corporate Vice-President at
                                    Warner-Lambert, and a member of the
                                    Office of the Chairman and the
                                    firm's Management Committee). Mr.
                                    Smith currently serves as a
                                    Director of Boren, LePore, Inc.,
                                    Penederm, Inc.; and Vivus, Inc.

     There are no family relationships among any of the directors and officers.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended September 30, 1997 ("Fiscal 97"), the Board held six regular meetings and three special meetings. Each director attended at least 75% of the meetings held during Fiscal 97 which occurred on or after the initiation of his term as a director. Each director who served on the Executive Compensation and Stock Option Committee also attended at least 75% of such committee's meetings held during Fiscal 97 which occurred on or after the initiation of his term as a director.

     During Fiscal 97, the Board of the Company had an Executive Committee, an Audit Committee, a Technology Review Committee and an Executive Compensation and Stock Option Committee. The Company does not have a Nominating Committee nor a committee that performs equivalent functions of a Nominating Committee.

     The Executive Committee has all of the authority of the Board to act on any matter except with respect to: (i) the approval of any action for which shareholder approval is required under the California General Corporation Law;
(ii) the filling of vacancies on the Board or on any committee thereof; (iii) the fixing of compensation for directors; (iv) the adoption, amendment or repeal of any bylaw; (v) the amendment or appeal of any resolution of the Board which by its terms is not so amendable or repealable; (vi) any distribution to Shareholders except at a rate or within a price range determined by the Board;
(vii) the appointment of other committees of the Board or the members thereof; and (viii) the termination of any officer. The Executive Committee, which consisted of Messrs. Jenkins and Olson and Dr. Katz during Fiscal 97, held no meetings during Fiscal 97. The Executive Committee currently consists of Messrs. Agersborg, Jenkins, Olson, Samuels, Towle and Yakatan. Messrs. Agersborg, Jenkins and Towle have resigned as directors conditioned on approval of Proposals One and Two and their successors being duly elected.

     The Audit Committee oversees the Company's accounting and financial reporting policies and internal controls, reviews annual audit reports and management letters and makes recommendations to the Board regarding appointment of independent auditors. The Audit Committee currently consists of Mr. Jenkins and Mr. Olson. Mr. Jenkins has resigned as a director conditioned on approval of Proposals One and Two and his successor being duly elected. The Board intends to fill the vacancy created by the resignation of Mr. Jenkins immediately after the 1998 Annual Meeting. The Audit Committee held one meeting during Fiscal 97.

     The Executive Compensation and Stock Option Committee currently consists of Messrs. Olson and Towle. Mr. Towle has resigned as a director conditioned on approval of Proposals One and Two and his successor being duly elected. The Board intends to fill the vacancy created by the resignation of Mr. Towle immediately after the 1998 Annual Meeting. The principal functions of this committee are to recommend to the Board the compensation of directors and officers of the Company, to oversee the administration of the Company's stock option plans and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. See also "Compensation Committee Report." The Executive Compensation and Stock Option Committee held one meeting during Fiscal 97.

     The Technology Review Committee currently consists of Messrs. Agersborg and Samuels. Mr. Agersborg has resigned as a director conditioned on approval of Proposals One and Two and his successor being duly elected. The Technology Review Committee monitors the status of the Company's research and product development efforts and reviews the commercial potential of existing and new product opportunities. The Technology Review Committee held one meeting during Fiscal 97.

                                 PROPOSAL FOUR

                      RATIFICATION OF INDEPENDENT AUDITORS
                           (ITEM 4 ON THE PROXY CARD)

     The Board has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending September 30, 1998, and has further directed that management submit the selection of independent auditors for ratification by the Shareholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements annually since the Company's inception. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Shareholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. The Board is submitting the selection of Deloitte & Touche LLP to the Shareholders for ratification as a matter of good corporate practice. In the event the Shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and the Shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the Company's voting shares (Class A Shares and Class B Shares) as of April 20, 1998 by: (i) each director, nominee and named executive officer of the Company; (ii) all current executive officers and directors of the Company as a group; and (iii) each person or "group" of persons (as defined under Section 13(d)(3) of the Exchange Act) known by the Company to own beneficially 5% or more of the outstanding shares or voting power of the Company's voting securities. The table is based upon information supplied by directors, officers and principal shareholders. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the Shares beneficially owned, subject to community property laws where applicable.

                                                         AMOUNT AND                  PERCENT OF
                             NAME AND ADDRESS OF          NATURE OF                    TOTAL
                              BENEFICIAL OWNER           BENEFICIAL     PERCENT OF     VOTING
   TITLE OF CLASS          OR IDENTITY OF GROUP(1)      OWNERSHIP(2)     CLASS(2)     POWER(3)
   --------------          -----------------------      -------------   ----------   ----------
Class A Common Stock   David H. Katz(4)(5)                3,344,361        7.91%       11.90%(a)
Class B Common Stock                                        385,000       88.71%
Class A Common Stock   HealthMed, Inc.(6)                 1,478,003        3.71%        3.67%(a)
Class B Common Stock                                             --          --
Class A Common Stock   George P. Rutland(7)                 100,000           *            *(a)
Class B Common Stock                                             --          --
Class A Common Stock   Edward L. Hennessy, Jr.               50,000           *            *(a)
Class B Common Stock                                             --          --
Class A Common Stock   HealthMed Group(8)                 2,246,705        5.64%        5.61%(a)
Class B Common Stock                                             --          --
Class A Common Stock   William N. Jenkins(9)(10)            277,000           *            *
Class B Common Stock                                         16,000       24.62%
Class A Common Stock   Kenneth E. Olson(11)(12)             223,400           *            *
Class B Common Stock                                         16,000       24.62%

                                                         AMOUNT AND                  PERCENT OF
                             NAME AND ADDRESS OF          NATURE OF                    TOTAL
                              BENEFICIAL OWNER           BENEFICIAL     PERCENT OF     VOTING
   TITLE OF CLASS          OR IDENTITY OF GROUP(1)      OWNERSHIP(2)     CLASS(2)     POWER(3)
   --------------          -----------------------      -------------   ----------   ----------
Class A Common Stock   Stuart A. Samuels(13)                 45,000           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Sidney N. Towle, Jr.(14)             177,000           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Helmer P.K. Agersborg, Jr.(15)        70,000           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Gerald J. Yakatan(16)                222,591           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Dennis J. Carlo                           --           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Michael W. George                         --           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Joseph E. Smith                           --           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Timothy R. Russell(17)               200,148           *            *
Class B Common Stock                                             --          --
Class A Common Stock   James E. Berg(18)                     99,852           *            *
Class B Common Stock                                             --          --
Class A Common Stock   Jeffery B. Weinress(19)               20,000           *            *
Class B Common Stock                                             --          --
Class A Common Stock   All officers and directors as a    4,679,352       10.77%       14.79%
Class B Common Stock   group (ten persons)(20)(21)          417,000       93.00%

---------------
  *  Percentage of shares beneficially owned does not exceed 1%.

 (a) Because of the definition of "beneficial ownership" under the Exchange Act certain shares of Common Stock are shown in the Table to be beneficially owned by both Dr. David H. Katz and HealthMed. See Notes (3)-(6) below. In addition, certain shares of Class A Common Stock shown to be beneficially owned by the HealthMed Group are also shown to be owned by the individual members of the HealthMed Group. See Notes (6)-(8) below. (These various shares are, in effect, shown twice)

 (1) The address for all persons shown, except Dr. Katz and HealthMed, is c/o LIDAK Pharmaceuticals, 11077 North Torrey Pines Road, La Jolla, California 92037. The address for Dr. Katz is c/o Medical Biology Institute, 11077 North Torrey Pines Road, La Jolla, California 92037. The address for HealthMed and the Health Med Group is 8306 Wilshire Boulevard, Suite 7056, Beverly Hills, California 90211.

 (2) Based upon 39,812,017 shares of Class A Common Stock and 49,000 shares of Class B Common Stock outstanding as of April 20, 1998, plus any shares of Common Stock under options and warrants or subject to conversion rights of the particular individual or, in the case of all directors and executive officers, as a group. Includes all shares of Common Stock under options, warrants, or other conversion rights exercisable or convertible within 60 days of April 20, 1998.

 (3) Percentage of total voting power is based upon total cumulative voting power of Class A Common Stock and Class B Common Stock combined as of June 19, 1998 Each share of Class A Common Stock entitles the holder to one vote per share on matters to be voted on by shareholders; each share of Class B Common Stock entitles the holder to five votes per share. The percentage ownership and voting power for each shareholder is calculated by assuming the exercise or conversion of all warrants, options and convertible securities exercisable or convertible within 60 days of April 20, 1998 held by such holder and the nonexercise and nonconversion of all other outstanding warrants, options and convertible securities.

 (4) Includes options to purchase 1,876,616 shares of Class A Common Stock and 386,190 shares of Class A Common Stock issuable upon exercise of Class D Warrants. Also includes options to purchase 46,952 shares of Class A Common Stock held by a member of his family. Does not include options to purchase

     30,384 shares of Class A Common Stock and options to purchase 7,048 shares of Class A Common Stock held by a member of his family which are not exercisable within 60 days of April 20, 1998.

      Pursuant to his Schedule 13D dated January 12, 1998, as amended by Amendment No. 1 thereto dated March 27, 1998 (the "Katz Schedule 13D"), filed by Dr. Katz with the Securities Exchange Commission (the "SEC"), Dr. Katz has stated that he is a party to a Voting Trust Agreement dated January 12, 1998 between Dr. Katz and HealthMed (the "Katz Voting Trust Agreement"). Dr. Katz further stated that he has transferred 718,903 shares of Class A Common Stock and 163,800 shares of Class B Common Stock (which convert to Class A Shares upon transfer) to this voting trust, of which HealthMed, as trustee, exercises sole voting power; that he has retained the right to dispose of these shares through public sales with prior notice to the trustee, but may not dispose of more than 20% of such shares in any 30 day period; that all shares of Class A and Class B Common Stock which Dr. Katz purchases or receives during the term of the Agreement must be placed in the voting trust; and that the term of the Katz Voting Trust Agreement is ten years. Because HealthMed exercises sole voting power over such shares, HealthMed also is shown as a beneficial owner of these same shares in this Table. On April 11, 1998, Dr. Katz filed suit against HealthMed seeking rescission of his transfer of shares to HealthMed (including the shares transferred into the Katz Voting Trust), monetary damages and other relief.

      Also pursuant to the Katz Schedule 13D, Dr. Katz has stated that he is President, Chief Executive Officer and a director of Medical Biology Institute, a California nonprofit public benefit corporation ("MBI"); that on January 12, 1998 MBI transferred 151,900 shares of Class A Common Stock into a voting trust (the "MBI Voting Trust") of which HealthMed, as trustee, exercises sole voting power; that MBI has retained the power to dispose of these shares through public sales with prior notice to the trustee, but may not dispose of more than 20% of such shares in any 30 day period; that all shares of the Company's Common Stock which MBI purchases or receives during the term of the voting trust agreement must be placed in the MBI Voting Trust; that the term of the voting trust agreement is ten years; and that Dr. Katz is deemed to beneficially own these 151,900 shares of Class A Common Stock. Because HealthMed exercises sole voting power over such shares, HealthMed also is shown as a beneficial owner of these same shares in this Table. On April 11, 1998, MBI filed suit against HealthMed seeking rescission of its transfer of shares to HealthMed (including the shares transferred into the MBI Voting Trust) and other relief.

 (5) Includes options to purchase 375,000 shares of Class B Common Stock granted under Dr. Katz' employment agreement and options to purchase 10,000 shares of Class B Common Stock held by a member of his family. See Note 4.

 (6) Pursuant to Amendment No. 2 to Schedule 13D dated March 25, 1998 filed by HealthMed with the SEC (the "HealthMed Schedule 13D"), HealthMed has stated that it acquired an aggregate of 443,400 shares of Class A Common Stock on January 12, 1998 from Dr. Katz and MBI. HealthMed stated in the HealthMed
     Schedule 13D that it exercises sole voting and dispositive power over such shares.

      Also in the HealthMed Schedule 13D, HealthMed has stated that it has sole voting power, as trustee, over 882,703 shares of the Company's Class A Common Stock, which were transferred to a voting trust by Dr. David Katz under a Voting Trust Agreement between HealthMed and Dr. Katz dated January 12, 1998. HealthMed further stated that Dr. Katz has retained the power to dispose of the shares through public sales with prior notice to the trustee, but may not dispose of more than 20% of such shares during any 30 day period, and that the term of this Voting Trust Agreement is ten years. Because Dr. Katz retains the power to dispose of these shares, he also is listed as a beneficial owner of these same shares in this Table.

      Also in the HealthMed Schedule 13D, HealthMed stated that pursuant to a Purchase Rights Agreement dated January 12, 1998 between HealthMed and Dr. Katz, HealthMed has the right to receive either (i) 31.5% of the shares received by Dr. Katz upon the exercise of his outstanding stock options to purchase 1,918,400 shares of Class A Common Stock (according to the Purchase Rights Agreement, or 1,877,000 according to information subsequently provided by or on behalf of Dr. Katz) and 375,000 shares of Class B Common Stock (which convert to Class A upon transfer) or (ii) 31.5% of the net proceeds from the sale of such shares. HealthMed further stated that because these options are exercisable within 60 days, HealthMed may be the beneficial owner of up to 722,421 additional shares of Class A Common Stock. Based solely on its review of the HealthMed Schedule 13D, the Company believes that HealthMed does not currently have the right to cause Dr. Katz to exercise his options or warrants, and absent such right, HealthMed should not be deemed to be a beneficial owner of these shares.

      Also in the HealthMed Schedule 13D, HealthMed stated that, pursuant to a Voting Trust Agreement dated January 12, 1998 between HealthMed and MBI, HealthMed has sole voting power, as trustee, over 151,900 shares of Class A Common Stock which MBI transferred to a voting trust. HealthMed further stated that MBI has retained the power to dispose of all of such shares held in the trust through public sales with prior notice to the trustee, but may not dispose of more than 20% of such shares during any 30 day period, and that the term of this Voting Trust Agreement is ten years. As noted in Note (4) above, Dr. Katz has stated in the Katz Schedule 13D that, as President, Chief Executive Officer and a director of MBI, he is deemed to be a beneficial owner of these 151,900 shares. Accordingly, Dr. Katz also is shown to be the beneficial owner of these same shares in this Table.

 (7) Includes 88,000 shares of Class A Common Stock over which Mr. Rutland exercises sole voting and investment power, and 12,000 shares of Class A Common Stock over which Mr. Rutland exercises shared voting and investment power with his wife.

 (8) Pursuant to the HealthMed Schedule 13D, HealthMed stated that it is a member of a "group" (as defined under Section 13(d)(3) of the Exchange
     Act), consisting of HealthMed, Mitchell J. Stein, National Trust Properties, Inc., The Trammel Trust, Edward L. Hennessy, Jr., George P. Rutland and Wallace O. Raubenheimer (the "HealthMed Group"). Based solely upon its review of the HealthMed Schedule 13D, the Company believes that the HealthMed Group beneficially owns 2,246,705 shares of the Company's Class A Common Stock, as follows: HealthMed, 1,478,003 shares (See Note (6) above); George P. Rutland, 100,000 shares (See Note (7) above); Edward L. Hennessy, Jr., 50,000 shares; and Wallace O. Raubenheimer, 618,702 shares. As indicated in the HealthMed Schedule 13D, of the shares beneficially owned by Mr. Raubenheimer, Mr. Raubenheimer exercises sole voting and investment power over 144,134 shares of outstanding Class A Common Stock and 106,668 shares of Class A Common Stock issuable upon the exercise of Class D Warrants, and Mr. Raubenheimer disclaims beneficial ownership of 367,900 shares of Class A Common Stock, which are owned by Mr. Raubenheimer's wife. As indicated in the HealthMed Schedule 13D, Mitchell
     J. Stein, as President, CEO and a director of HealthMed, may be deemed to be a beneficial owner of the shares beneficially owned by HealthMed (the "HealthMed Shares"), but he disclaims beneficial ownership of such shares; National Trust Properties, Inc., as the sole shareholder of HealthMed, may be deemed to be beneficial owner of the HealthMed Shares, but it disclaims beneficial ownership of such shares; and The Trammel Trust, as the sole shareholder of National Trust Properties, Inc., may be deemed to be the beneficial owner of the HealthMed Shares, but it disclaims beneficial ownership of such shares. Each of HealthMed (including Mr. Stein, National Trust Properties, Inc. and The Trammel Trust) and Messrs. Hennessy, Raubenheimer and Rutland disclaims beneficial ownership in any shares beneficially owned by the other members of the HealthMed Group. The shares shown in this Table as being beneficially owned by each of HealthMed and Messrs. Hennessy and Rutland, individually, also are included in the same shares shown in this Table as being beneficially owned in the aggregate by the HealthMed Group.

 (9) Includes options to purchase 277,000 shares of Class A Common Stock. Does not include options to purchase 10,000 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(10) Includes options to purchase 16,000 shares of Class B Common Stock.

(11) Includes options to purchase 187,000 shares of Class A Common Stock. Does not include options to purchase 10,000 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(12) Includes options to purchase 16,000 shares of Class B Common Stock.

(13) Includes options to purchase 45,000 shares of Class A Common Stock. Does not include options to purchase 10,000 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(14) Includes options to purchase 177,000 shares of Class A Common Stock. Does not include options to purchase 10,000 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(15) Includes options to purchase 70,000 shares of Class A Common Stock. Does not include options to purchase 10,000 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(16) Includes options to purchase 222,591 shares of Class A Common Stock. Does not include options to purchase 28,914 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(17) Includes options to purchase 195,148 shares of Class A Common Stock. Does not include options to purchase 14,852 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(18) Includes options to purchase 99,852 shares of Class A Common Stock. Does not include options to purchase 14,852 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(19) Includes options to purchase 20,000 shares of Class A Common Stock. Does not include options to purchase 80,000 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(20) Includes 1,076,003 shares of Class A Common Stock and options and warrants to purchase an aggregate of 3,603,349 shares of Class A Common Stock. Does not include options to purchase 224,509 shares of Class A Common Stock which are not exercisable within 60 days of April 20, 1998.

(21) Includes options to purchase 417,000 shares of Class B Common Stock.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent shareholders were complied with in Fiscal 97.

                             EXECUTIVE COMPENSATION

     Directors who are not otherwise employed by the Company ("Outside Directors"), other than Mr. Jenkins, are paid a retainer of $500 per month. Mr. Jenkins, Chairman of the Board, received a monthly retainer of $2,500 through January 11, 1998, which was increased by the Board to $5,000 per month while the discussions about the potential HealthMed financing proposal were under consideration by the Company and until such increase may be discontinued by the Board. All Outside Directors receive $1,500 for attendance at each regular meeting of the Board, $1,000 for attendance at each meeting of the Technology Review Committee and $250 for attendance at each special meeting of directors and meetings of committees of the directors other than the Technology Review Committee. In January 1998, the Board constituted a Special Committee of Independent Directors (the "Special Committee") to evaluate the HealthMed financing proposal. Members of the Special Committee receive $750 for attendance at each Special Committee meeting, and $1,500 per day if the director spends more than four hours on a given day at the direction of the Special Committee on the work of the Special Committee (inclusive of any fees payable in respect of a special meeting or committee meeting attended on the same day). Directors who are also employees (currently only Dr. Yakatan) receive no compensation for services as a member of the Board.

     In March 1994, the shareholders of the Company approved the Company's 1994 Stock Option Plan (the "1994 Option Plan"). The 1994 Option Plan provides that non-employee directors are automatically granted options to purchase 10,000 Class A Shares of the Company's Common Stock on the date of the Company's annual meeting each year. The options granted at such time have an exercise price equal to the fair market value of the Class A Shares on the date of grant, vest ratably over three years and have a term of ten years. Unless sooner terminated by the Board, the 1994 Option Plan expires on January 14, 2004. The Board may amend, suspend, modify or terminate the 1994 Option Plan, but may not without the prior written approval of shareholders make any amendment which: (i) materially increases the number of shares available for issuance under the 1994 Option Plan (except as expressly permitted); (ii) materially changes the class of persons who are eligible for the grant of ISOs; or (iii) if required by Rule 16b-3 (or any successor) under the Exchange Act, would materially increase the benefits accruing to participants under the 1994 Option Plan or would materially modify the requirements as to eligibility for participation in the 1994 Option Plan. If elected pursuant to Proposal Three, the incoming new directors (Messrs. Carlo, George, Hennessy, Rutland and Smith) will each receive a total of 35,000 stock options upon election, consisting of the above-referenced annual 10,000 option grant under the 1994 Option Plan and a separate grant of 25,000 options.

     In March 1997, Messrs. Agersborg, Jenkins, Olson, Samuels and Towle each received stock options to purchase 10,000 Class A Shares at an exercise price of $2.25 per share pursuant to the 1994 Option Plan.

     In March 1998, the Company entered into an employment agreement with Dr. Yakatan and Retention Agreements with certain other executive officers which are described in more detail below under "Compensation of Executive
Officers -- Employment Contracts, Retention Agreements and Termination of Employment Arrangements."

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

     The following executive compensation disclosures reflect all compensation awarded to, earned by or paid to the named executive officers of the Company for the fiscal years ended September 30, 1997, 1996, and 1995. The named executive officers (the "Named Executive Officers") are the Company's Chief Executive Officer ("CEO"), regardless of compensation level, and the other executive officers of the Company who received in excess of $100,000 in total annual salary and bonus for Fiscal 97. Gerald J. Yakatan was appointed President and CEO of the Company on March 4, 1998, following the termination of David H. Katz as the Company's President and CEO.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION
                                    -----------------------------------------
                                                                   OTHER         RESTRICTED
                                                                  ANNUAL           STOCK
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)(2)   BONUS($)   COMPENSATION($)   AWARDS($)(3)
---------------------------  ----   ------------   --------   ---------------   ------------
Gerald J. Yakatan(1).....    1997     111,693           --             --              --
  President and Chief....    1996     104,723           --             --              --
  Executive Officer......    1995      21,154           --             --              --
Timothy R. Russell.......    1997     177,031           --             --              --
  Vice President of......    1996     168,046           --             --              --
  Business Development and
    Licensing............    1995     161,949           --             --              --
James E. Berg............    1997     110,792           --             --              --
  Vice President of......    1996      99,705           --             --              --
  Clinical Affairs and
    Product Development..    1995      92,000           --             --              --
  David H. Katz(6).......    1997     232,200           --             --              --
  Former President and...    1996     228,000           --             --              --
  Chief Executive
    Officer..............    1995     228,000           --             --              --

                                        LONG TERM COMPENSATION
                             --------------------------------------------
                             SECURITIES      PAYOUTS            ALL
                             UNDERLYING   -------------        OTHER
                              OPTIONS/         LTP         COMPENSATION
NAME AND PRINCIPAL POSITION  SARS(#)(4)   PAYOUTS($)(5)         ($)
---------------------------  ----------   -------------   ---------------
Gerald J. Yakatan(1).....      15,000             --               --
  President and Chief....      25,000             --               --
  Executive Officer......     100,000             --               --
Timothy R. Russell.......      15,000             --               --
  Vice President of......      25,000             --               --
  Business Development and
    Licensing............      15,000             --               --
James E. Berg............      25,000             --               --
  Vice President of......       3,000             --               --
  Clinical Affairs and
    Product Development..       6,000             --               --
  David H. Katz(6).......      30,000             --               --
  Former President and...          --             --               --
  Chief Executive
    Officer..............      30,000             --               --

---------------
(1) Dr. Yakatan's salary for the periods shown was based on his allocating 50% of his time to the Company and 50% of his time to other endeavors while he was employed as the Company's Vice President of Drug Development. Commencing with his employment as President and Chief Executive Officer on March 4, 1998, Dr. Yakatan's salary was raised to $300,000 for full-time service.

(2) Amounts shown include compensation earned and received by Named Executive Officers. No amounts were earned but deferred at the election of those officers.

(3) The Company has not made any Restricted Stock Awards.

(4) The Company has not made any grants of SARs.

(5) The Company has not made any Long Term Incentive Plan ("LTIP") Payouts.

(6) Dr. Katz' salary was based on his allocating 75% of his time to the Company and 25% to MBI. See "Employment Contracts and Termination of Employment Agreements."

STOCK OPTION GRANTS

     The following table shows all individual grants of stock options to the Named Executive Officers during Fiscal 97.

                         OPTION/SAR GRANTS IN FISCAL 97

                                                                                      POTENTIAL REALIZABLE
                                              PERCENT OF                                VALUE AT ASSUMED
                                                TOTAL                                   ANNUAL RATES OF
                                             OPTIONS/SARS   EXERCISE                    APPRECIATION FOR
                                              GRANTED TO     OR BASE                    OPTION TERMS(3)
                             OPTIONS/SARS    EMPLOYEES IN     PRICE     EXPIRATION    --------------------
           NAME              GRANTED(#)(1)   FISCAL YEAR    ($/SH)(2)      DATE          5%         10%
           ----              -------------   ------------   ---------   ----------    --------    --------
Gerald J. Yakatan..........     15,000            3%           2.25      03/15/07     $21,225     $53,789
Timothy R. Russell.........     15,000            3%           2.25      03/15/07     $21,225     $53,789
James E. Berg..............     10,000            2%         1.4688      11/09/06     $ 9,237     $23,409
                                15,000            3%           2.25      03/15/07     $21,225     $53,789
David H. Katz..............     30,000            6%          1.875      06/21/07     $35,375     $89,648

---------------
(1) These options vest over three years, with the first one-third vesting in its entirety on the first anniversary of the date of grant, and the remaining two-thirds vesting during the next two years on a daily basis. Vesting may be accelerated and the options may be repriced at the discretion of the Board. In the event of a specified corporate transaction such as a dissolution, merger or other reorganization of the Company in which more than 50% of the Company's stock is exchanged, vesting on such options shall be accelerated unless the surviving corporation assumes the options outstanding, substitutes similar rights for outstanding options, or the options shall continue.

(2) Market price on date of grant.

(3) The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term at this appreciated stock price.

OPTION EXERCISES IN FISCAL 97

     Set forth below is information with respect to exercises of stock options by the Named Executive Officers during Fiscal 97 and the fiscal year-end value of all unexercised stock options held by such persons.

   AGGREGATED OPTION EXERCISES IN FISCAL 97 AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED,
                                                     OPTIONS HELD AT FISCAL         IN-THE-MONEY OPTIONS
                         SHARES                            YEAR-END(#)            AT FISCAL YEAR-END($)(1)
                       ACQUIRED ON      VALUE      ---------------------------   ---------------------------
        NAME           EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -----------   -----------   -----------   -------------   -----------   -------------
Gerald J. Yakatan....      --            --           115,048       24,952        $  1,032        $ 1,780
Timothy R. Russell...      --            --           192,994       17,006        $124,783        $ 1,780
James E. Berg........      --            --            98,292       15,708        $ 38,703        $ 6,796
David H. Katz........      --            --         2,252,000       30,000        $909,375        $16,875

---------------
(1) Based upon the closing bid price of the Company's Common Stock of $2.4375 quoted on the NASDAQ National Market System on September 30, 1997.

EMPLOYMENT CONTRACTS, RETENTION AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     In March 1998, the Company entered into an employment agreement with Dr. Gerald J. Yakatan, the Company's President and Chief Executive Officer. Dr. Yakatan's employment agreement provides that Dr. Yakatan's employment with the Company is "at-will," subject to the discretion of the Board, Dr. Yakatan's annual base salary is Three Hundred Thousand Dollars ($300,000), and he is eligible for a discretionary incentive bonus. Dr. Yakatan received a grant of 300,000 stock options pursuant to the 1994 Option Plan, at an exercise price equal to $1.8125 (the fair market value of the Company's Class A Common Stock on the date of the grant), of which 103,389 consisted of non-qualified stock options and 196,611 consisted of incentive stock options. Stock options exercisable into 100,000 shares of Class A Common Stock vest immediately, with the remainder of the stock options vesting in four equal annual increments of 50,000 per year on the anniversary date of Dr. Yakatan's employment, commencing on March 4, 1999.

     In the event of a "Change of Control Termination" (as defined below) in the first three years of Dr. Yakatan's employment, or in the event Mr. Yakatan is otherwise terminated without cause as defined in the agreement, Dr. Yakatan is eligible for severance in an amount equal to twelve (12) months of base salary paid over a twelve (12) month period in exchange for his execution of a release of all claims effective as of the termination date. In the event of a termination without cause of the employment relationship or in the event of a "Change of Control Termination" which occurs after the first year of employment, vesting of the unvested options described above will be accelerated to include options that would otherwise have vested had Dr. Yakatan remained an employee of the Company for an additional twelve (12) months. In the event of a "Change of Control Termination" of the employment relationship in the first year of employment, vesting of the options described above will be accelerated to include options that would otherwise have vested had Mr. Yakatan remained an employee of the Company for an additional twenty four (24) months. In the event of a "Change of Control Termination" within Dr. Yakatan's first year of employment, upon Dr. Yakatan's request, he will have up to twelve (12) months following the date of termination to exercise any vested options. In the event of any other termination of Dr. Yakatan's employment, Dr Yakatan's vested options will be exercisable in all respects in accordance with the terms of the 1994 Option Plan.

     In April 1993, the Company entered into an employment agreement with David
H. Katz, M.D. (the "1993 Employment Agreement"), which replaced the prior employment agreement between Dr. Katz and the Company dated September 9, 1988, as amended on September 19, 1989 and October 8, 1989, respectively (the "1988 Employment Agreement"). On March 4, 1998, David H. Katz, M.D. was terminated for cause as President and CEO of the Company. The 1993 Employment Agreement provided that Dr. Katz's employment with the Company was on an "at will" basis, subject to the discretion of the Board, for an annual base salary of $207,692. Dr. Katz's salary was based on his allocating 75% of his time to the Company and 25% to MBI. Dr. Katz's salary was reviewed by the Compensation Committee of the Board of the Company from time to time to determine, within the Board's discretion, whether an increase was appropriate. In March 1994 and June 1997, the board increased Dr. Katz's annual base salary to $228,000 and $240,000, respectively. Dr. Katz was also entitled to all benefits generally available to the Company's employees. Under the 1993 Employment Agreement, in the event that Dr. Katz had been terminated for any reason other than cause, Dr. Katz would have been entitled to receive a severance payment in the amount of his annual base salary, payable over twelve months.

     The 1993 Employment Agreement further provided that, except for Dr. Katz's involvement with MBI, Dr. Katz's services were to be exclusive to the Company. The terms of the 1993 Employment Agreement prohibited Dr. Katz from engaging in any other businesses or providing services of a business or commercial nature to any other person or organization unless such activity was fully disclosed to the Company and approved by the Company's Board of Directors.

     In April 1998, the Company entered into Retention Agreements (the "Retention Agreements") with certain of its vice president and director level employees, including Messrs. Berg and Russell. In the event of a termination of the employee's employment within one (1) year of execution of the agreement related to a "Change of Control Termination", as defined below, (1) the employee is eligible for severance in an amount equal to twelve (12) months of base salary, plus cost of health insurance, paid over a twelve (12) month period in exchange for his execution of a release of all claims effective as of the termination date.

     For purposes of both Dr. Yakatan's employment agreement and the Retention Agreements, "Change of Control Termination" of the employment relationship occurs where the employee is (i) terminated without "Cause" or (ii) "Resigns for Good Reason", within twelve (12) months following a "Change of Control". "Change of Control" is defined to have occurred if, and only if, during the applicable period: (1) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; (2) the following persons cease to constitute a majority of the Board: (a) individuals who constituted the Board at the beginning of the Term (the "Incumbent Directors"); (b) individuals (the "New Directors") who were elected by, or whose nomination for election by the Company's shareholders was approved by a majority of the Incumbent Directors; and (c) individuals who were elected by, or whose nomination for election by the Company's shareholders was approved by, a majority of the Incumbent Directors and the New Directors still serving as Board Members at the time of such election; (3) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company ("Transaction"), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of the Company or other corporation resulting from such Transaction; or (4) all or substantially all of the assets of the Company are sold, liquidated or distributed. "Resignation for Good Reason" is defined as resignation based on (1) a meaningful and detrimental alteration in the employee's position or the nature or status of the employee's responsibilities and reporting relationship from those in effect upon execution of this Agreement; (2) the assignment to the employee of any duties inconsistent with his status as an executive officer of Company; (3) a reduction by the Company in the employee's Base Salary by greater than five percent (5%), except to the extent the base salaries of other executive officers of the Company are accordingly reduced; (4) a relocation of the employee's or the Company's principal executive offices to a location outside

San Diego County, if the employee's principal office is at such offices, without reimbursement of relocation costs; and (5) any other conduct which satisfies the requirements for "constructive termination" as that term is defined under California law.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     David H. Katz, former President and CEO and a director of the Company, is also President and CEO of MBI. In October 1988, the Company and MBI entered into a twenty-year licensing agreement (the "MBI Agreement"), which granted the Company an exclusive, worldwide license to all existing technology of MBI and a right of first preference to license future technology developed at MBI. The MBI Agreement was amended in 1993 and 1994. Under the MBI Agreement, as amended, the Company has been granted an exclusive worldwide license to all technology and know-how of MBI which had been developed or which was under development as of the original date of the MBI Agreement and a right of first preference to license future technology of MBI through the year 2013, subject to restrictions, if any, in the funding agreements by which MBI develops the technology. The Company expects that, if rights to additional technologies developed at MBI are acquired pursuant to the right of first preference under the MBI Agreement, the Company will assume responsibility, including funding, for the commercial development efforts including remaining research and development, clinical testing and regulatory approvals.

     In February 1998, the Company received correspondence from MBI asserting certain concerns related to its license agreement with LIDAK and certain unspecified rights to LIDAKOL(TM) which possibly give rise to an "equitable lien and constructive trust" on any proceeds of the development of LIDAKOL. The Company believes MBI's assertions to be without merit and recently filed litigation seeking declaratory relief and initiated an arbitration proceeding to affirm its position. MBI has filed a cross-complaint in the litigation which disputes LIDAK's proprietary rights and asserts ownership rights to LIDAKOL. (LIDAKOL is the Company's leading drug candidate for which a New Drug Application recently has been submitted to the Food and Drug Administration for marketing approval.)

     The Company and MBI have also entered into agreements for the leasing of facilities and equipment and the use of certain research and administrative services. During Fiscal 97, the Company incurred charges to MBI totaling $448,251 and $223,262, respectively, under these agreements.

     In addition, during Fiscal 97, Dr. Katz's wife was employed by the Company as a scientist at an annual salary of approximately $80,000 plus employee benefits, and Dr. Katz's daughter was employed in the Company's Investor Relations Department at an annual salary of approximately $50,000 plus employee benefits, which was raised to $67,000 in November 1997. The Company's employment of Dr. Katz's wife and daughter was terminated in March, 1998.

                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Executive Compensation and Stock Option Committee (the "Committee") recommends to the Board compensation for the Company's directors and officers and oversees the administration of the Company's employee stock option plans. All decisions of the Committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board of Directors.

COMPENSATION POLICY

     The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plans and otherwise. The Committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the shareholders with respect to the long term performance and success of the Company. The Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation package for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Committee attempts to address the unique challenges which are present in the biotechnology industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

     The Committee has relied heavily on the equity/option position of executives as an important mechanism to retain and motivate executives and key employees while at the same time aligning the interests of the executives with the interests of the shareholders generally. The Committee believes that option grants are instrumental in motivating employees to meet the Company's future goals. By working to increase the Company's value, one of the Company's primary performance goals is met and the executives are likewise compensated through option value.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     As discussed above under "Employment Contracts and Termination of Employment Agreements," the Company has entered into an employment agreement with Dr. Yakatan which provides for an annual base salary of $300,000 and the grant of 300,000 stock options, among other terms and conditions.

     Also as discussed above under "Employment Contracts and Termination of Employment Agreements," the Company entered into an employment agreement with Dr. Katz in April 1993, providing, among other things, for an annual base salary of $207,692, based on Dr. Katz' allocating 75% of his time to the Company. In March 1994, the Board increased this base salary to $228,000 and in June 1997, the Board increased this base salary to $240,000. Dr. Katz was terminated as the President and CEO of the Company on March 4, 1998.

COMPENSATION ARRANGEMENTS GENERALLY

     Overall, the Committee believes that the compensation arrangements for the Company's executives serve the long term interests of the Company and its shareholders and that, in particular, the equity/option positions of executives are an important factor in retaining and attracting key executives. Nonetheless, the Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Committee in such review and analysis.

                                          Executive Compensation and
                                          Stock Option Committee

                                          Kenneth E. Olson
                                          Sidney N. Towle
April 20, 1998

     The foregoing reports of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Company's Class A Common Stock from September 30, 1992 to September 30, 1997 with the cumulative total return of the NASDAQ U.S. Index and the NASDAQ Pharmaceutical Index over the same period.

LIDAK PHARMACEUTICALS

          COMPARISON OF FIVE YEAR CUMULATIVE SHAREHOLDER TOTAL RETURN*
         AMONG LIDAK PHARMACEUTICALS, THE NASDAQ STOCK MARKET-US INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

        MEASUREMENT PERIOD                LIDAK           NASDAQ STOCK           NASDAQ
      (FISCAL YEAR COVERED)          PHARMACEUTICALS       MARKET - US       PHARMACEUTICAL
SEP-92                                     100                 100                 100
SEP-93                                     789                 131                 100
SEP-94                                     234                 132                  87
SEP-95                                     446                 182                 128
SEP-96                                     166                 216                 154
SEP-97                                     226                 297                 172

---------------

 * The graph assumes that $100.00 was invested in the Company's Class A Common Stock and in each index on September 30, 1992.

** The total return for the Company's Class A Common Stock and the indices used assumes the reinvestment of dividends. No dividends have been declared on the Company's Class A Common Stock.

     Pursuant to SEC regulations, this chart is not "soliciting material", is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

                                 OTHER BUSINESS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any shareholder to nominate a candidate or to submit a proposal for other business to be acted upon at the 1998 Annual Meeting, he or she must provide the Secretary of the Company with not less than ten (10) days' advance written notice thereof in the form prescribed by the Company's Bylaws. See "Notice of Shareholder Proposals."

                     SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented by such shareholders at next year's Annual Meeting must be received by the Company at its principal office no later than November 17, 1998, and must satisfy the conditions established by the SEC for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                   FORM 10-K

     A copy of the Company's annual report for Fiscal 97 is being mailed with this proxy statement to shareholders entitled to notice of the Annual Meeting. At any shareholder's written request, the Company will provide without charge, a copy of the Company's Annual Report on Form 10-K for Fiscal 97, as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, LIDAK Pharmaceuticals, 11077 North Torrey Pines Road, La Jolla, California 92037.

     Each shareholder is urged to complete, date, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          /s/ JEFFERY B. WEINRESS

                                          JEFFERY B. WEINRESS
                                          Secretary

La Jolla, California

                                   EXHIBIT A

                  FIFTH AMENDMENT TO THE RESTATED AND AMENDED
                        BYLAWS OF LIDAK PHARMACEUTICALS
                   TO INCREASE AUTHORIZED NUMBER OF DIRECTORS

     Article III, Section 3.2 of the Bylaws of LIDAK Pharmaceuticals is amended and restated in its entirety to read as follows:

     "Section 3.2 Number and Qualification of Directors.

     The number of directors of the Corporation shall not be less than five nor more than nine (which in no case shall be greater than two times the stated minimum minus one) until changed by a bylaw amending this Paragraph 3.2 duly adopted by a vote or written consent of the holders of a majority of the outstanding shares entitled to vote, provided that a proposal to reduce the authorized number or the minimum number of directors below five cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3 percent of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time within the limits specified in this Paragraph 3.2 by the Board of Directors. Subject to the foregoing provisions for changing the number of directors, the initial number of directors of this Corporation has been fixed at nine."

                                   EXHIBIT B

                  FIFTH AMENDMENT TO THE RESTATED AND AMENDED
                        BYLAWS OF LIDAK PHARMACEUTICALS
                        TO ESTABLISH A CLASSIFIED BOARD

     Article III, Section 3.3 of the Bylaws of LIDAK Pharmaceuticals is amended and restated in its entirety to read as follows:

     "Section 3.3 Election, Term of Office.

     The directors shall be divided into three classes, designated Class I, Class II and Class III as nearly equal in number as reasonably possible, with any overage allocated in the discretion of the Board of Directors. The initial term of office of the Class I directors will expire at the 1999 annual meeting of shareholders. The initial term of office of the Class II directors will expire at the 2000 annual meeting of shareholders. The initial term of office of the Class III directors will expire at the 2001 annual meeting of shareholders. At the 1998 annual meeting of shareholders and at each annual meeting of shareholders thereafter, directors shall be elected, to succeed directors of the class whose terms expires, for a term of office to expire at the second succeeding annual meeting after their election. All directors, including directors elected to fill vacancies, shall hold office until the expiration of the term for which elected and until their successors are elected and qualified, except in the case of death, resignation or removal of any director."

                              LIDAK PHARMACEUTICALS

                          11077 North Torrey Pines Road
                           La Jolla, California 92037


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned hereby constitutes and appoints Gerald J. Yakatan and Jeffery B. Weinress, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of LIDAK Pharmaceuticals to be held at San Diego Hilton Beach & Tennis Resort at 1775 East Mission Bay Drive, San Diego, California 92109, on June 8, 1998, at 1:30 p.m., local time, and at any adjournments thereof, and to vote as designated.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT TO THE COMPANY'S BYLAWS TO EXPAND THE AUTHORIZED NUMBER OF DIRECTORS, "FOR" THE AMENDMENT TO THE COMPANY'S BYLAWS TO EXPAND THE NUMBER OF CLASSES OF DIRECTORS, "FOR" ALL NOMINEES TO THE BOARD OF DIRECTORS, AND "FOR" THE RATIFICATION OF INDEPENDENT AUDITORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING. IN THE EVENT THAT PROPOSALS ONE AND TWO ARE NOT APPROVED BY THE BOARD, THE ANNUAL MEETING WILL BE ADJOURNED AND NO VOTE WILL PROCEED ON PROPOSALS
THREE AND FOUR.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                           (Continued on reverse side)

BACK OF CARD
--------------------------------------------------------------------------------

1.         AMEND THE BYLAWS TO EXPAND THE AUTHORIZED NUMBER OF DIRECTORS

             Vote For [ ]           Vote Against [ ]        Abstain [ ]

2.         AMEND THE BYLAWS TO EXPAND THE NUMBER OF CLASSES OF DIRECTORS

             Vote For [ ]           Vote Against [ ]        Abstain [ ]

3.         ELECTION OF DIRECTORS

           [ ]   FOR all nominees listed below.

           [ ]   FOR all nominees listed below except as marked to the contrary.

           [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below.

                                                                                       Withhold Authority
                                                                                       For Specific Nominee
           Nominees:           1.         Michael W. George             (Class I)       _____________
                               2.         Dennis J. Carlo, Ph.D.        (Class II)      _____________
                               3.         Edward L.  Hennessy, Jr.      (Class II)      _____________
                               4.         Stuart A. Samuels             (Class II)      _____________
                               5.         Kenneth E. Olson              (Class III)     _____________
                               6.         George P. Rutland             (Class III)     _____________
                               7.         Joseph E. Smith               (Class III)     _____________


4.         RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

             Vote For [ ]           Vote Against [ ]        Abstain [ ]

and to vote on such other business as may properly come before the meeting

                                        Dated:_______________________, 1998


                                        ________________________________________
                                        Signature of Stockholder(s)


                                        ________________________________________
                                        Signature of Stockholder(s)

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              THANK YOU FOR VOTING.